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                                                                    Exhibit 10.9

                           RESTRICTED STOCK AGREEMENT
                           --------------------------

          THIS RESTRICTED STOCK AGREEMENT (this "Agreement") is made as of
                                                 ---------
September 15, 1999, between E2Enet, Inc. a Delaware corporation (the "Company"),
                                                                      -------
and Robert J. Smith ("Executive").
                      ---------


                                    Recitals
                                    --------

          A. Executive purchased 432,500 shares of the Company's common stock (the "Common Stock") at a purchase price of $0.01 per share (an aggregate
      ------------
purchase price of $.01) (the "Executive Stock).  Executive's purchase of the
                              ----------------
Executive Stock was memorialized by a subscription agreement between the Company and Executive dated May 14, 1999 (the "Subscription Agreement").
                                       ------------ ---------

          B. Without disturbing the integrity of the Subscription Agreement, the parties now desire to modify their understanding with respect to the issuance of the Executive Stock

          C. Certain terms with initial capital letters used herein are defined in Section 6 of this Agreement.
   ---------


                                   Agreement
                                   ---------

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

          1.   Restrictions on Transfer.
               ------------------------

          (a)(i) Executive agrees that from the date of this Agreement until the IPO Date, Executive shall have no right to Transfer the Executive Stock, except for a Permitted Transfer or otherwise as may be permitted under that certain Stockholders Agreement dated as of May 14, 1999 between the Company and its shareholders (including Executive).

             (ii) Executive further agrees that without the prior written consent of the Company, Executive will not during the period commencing on the IPO Date and ending twelve (12) months after such date ("Initial Lock-Up
                                                         ---------------
Period") Transfer the Executive Stock, except for a Permitted Transfer.
------

            (iii)  Pursuant to Section 1.(c) below and after the date on which
                               -------------
the Initial Lock-Up Period has expired (the "Expiration Date"), Executive may
                                             ---------------
Transfer up to fifty percent (50%) of the Executive Stock. Six (6) months after the Expiration Date, Executive may Transfer up to seventy-five percent (75%) of the Executive Stock. Executive may Transfer all of the Executive Stock twelve
(12) months after the Expiration Date.

            (iv)  The Company may assign its rights under this Section 1 during
                                                               ---------
the Initial Lock-up Period to any underwriter retained by the Company in connection with the Company's initial public offering (the "IPO") and such
                                                            ---
underwriter may enforce this provision directly against the Executive upon the Company's assignment.

            (v)  Notwithstanding anything to the contrary in this Agreement, if on or before May 14, 2000, (A) the IPO Date has not occurred or (B) the current registration statement on Form S-1 which the Company has filed with the Securities and Exchange Commission ("SEC") is (1) withdrawn by the Company or
                                     ---
(2) not declared effective by the SEC, then in the case of (A) and/or (B) the post-IPO Date Transfer restrictions set forth in Sections 1.(a)(ii) and (iii),
                                                 ------------------     -----
and the Company's rights to assign the enforceability thereof to any underwriter as contemplated by Section 1.(a)(iv), shall terminate and expire and no longer
                   -----------------
be binding in respect of the Executive Stock.

            (b) The Executive Stock constitutes Restricted Securities (as defined below) and is transferable, subject to Section 1.(a) above, only pursuant to (i) public offerings registered under the Securities Act of 1933, as amended, (the "Securities Act") (ii) Rule 144 of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available and
(iii) subject to the conditions specified in Section 1.(c) below, any other
                                             -------------
legally available means of transfer.

            (c) In connection with the Transfer of any Restricted Securities (other than a Transfer described in Section 1.(b)(i) or (ii) above, or a
                                    ------------------------
Transfer in connection with a merger or other business combination involving the Company), the Executive will deliver written notice to the Company describing the Transfer or proposed Transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters, to the effect that such Transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the Executive holding the Restricted Securities delivers to the Company an opinion of counsel that no subsequent Transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly deliver new certificates for such Restricted Securities which do not bear a restrictive Securities Act legend. If the Company is not required to deliver such new certificates for such Restricted Securities, the Executive will not Transfer the same Securities (other than in connection with a Transfer described in the first parenthetical of the first sentence of this
Section 1(c)) until the prospective transferee has confirmed to the Company in
------------
writing its agreement to be bound by the conditions contained in this paragraph.

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          (d) For the purposes of this Agreement, "Restricted Securities" means
                                                   ---------------------
the Executive Stock and any securities issued with respect thereto by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, stock exchange, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (i) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (ii) become eligible for sale and have actually been sold to the public or to a market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in the Subscription Agreement have been delivered by the Company in accordance with
Section 1.(c) hereof.  Whenever any particular securities cease to be Restricted
-------------
Securities, the Executive will be entitled to receive from the Company, without expense, new securities of like tenor not bearing a restrictive Securities Act legend.

          2.   Company's Repurchase Option.
               ---------------------------

          (a) In the event that (i) Executive's employment is terminated with Cause or Executive terminates his employment without Good Reason (as those terms are defined in Executive's Senior Management Agreement dated May 14, 1999) prior to the IPO Date (a "Pre-IPO Termination") or (ii) Executive's employment is
                    -------------------
terminated with Cause or Executive terminates his employment without Good Reason (as those terms are defined in Executive's Senior Management Agreement dated May 14, 1999) prior to the expiration of the Transfer restrictions on 100% of the Executive Stock pursuant to the lock-up provisions of Section 1.(a)(ii) and
                                                      ---------------------
(iii) (a "Post-IPO Termination"), then the Executive Stock will be subject to
-----     --------------------
repurchase by the Company at $.01 per share (the "Repurchase Option") pursuant
                                                  -----------------
to the terms and conditions set forth in this Section 2; provided, however, that
                                              ---------
in the event that the IPO Date has not occurred on or before May 14, 2000, the Executive Stock shall not be subject to repurchase by the Company in the event of a termination of Executive's employment after such date, notwithstanding the provisions of this Section 2.(a).
                   -------------

          (b) In the event of a Pre-IPO Termination, then all of the Executive Stock shall be subject to the Repurchase Option (subject, however, to the operation of the final proviso of Section 2.(a)). In the event of a Post-IPO
                                  -------------
Termination, then only those shares of Executive Stock that remain non-Transferable pursuant to the lock-up provisions of Section 1.(a)(ii) and (iii)
                                                   ---------------------------
above will be subject to the Repurchase Option.

          (c) The Board of Directors of the Company (the "Board") may elect to
                                                          -----
purchase all or any portion of the Executive Stock subject to the Repurchase Option (the "Repurchase Shares") by delivering written notice (the "Repurchase
             -----------------                                      ----------
Notice") to the holder or holders of the Executive Stock within 30 days after
------
Termination. The Repurchase Notice will set forth the number of Repurchase Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

           (d) The closing of the purchase of the Repurchase Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice, which date shall not be more than 10 days after the delivery of the Repurchase Notice. The Company will pay for the Repurchase Shares by first offsetting amounts outstanding under any bona fide debts owed by the Company to Executive. The Company will be entitled to receive customary representations and warranties (as to ownership and absence of liens, claims and encumbrances) from the sellers regarding such sale.

           (e) Notwithstanding anything to the contrary contained in this Agreement, all purchases of Repurchase Shares shall be subject to any customary restrictions contained in applicable corporate and securities laws and in the Company's financing agreements. If any such restrictions prohibit the repurchase of the Repurchase Shares hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

           (g) Upon the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) completed after the IPO and approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert), acquiring ownership of fifty percent (50%) or more of the combined voting power of all classes of securities of the Company), the restrictions on Transfer imposed by Section 1.(a) shall be deemed to have
                                        -------------
lapsed, immediately prior to the occurrence of such event. The Board shall send written notice of an event that will result in such a termination to the Executive not later than the time at which the Company gives notice thereof to its stockholders; provided, however, that failure to send such notice shall not affect the lapse of such restrictions.

           3.  Parachute Limitation. If Executive is a "disqualified individual"
               --------------------
(as defined in Section 280G(c) of the Code), any non-Transferable share pursuant to Section 1.(a) shall not become Transferable by operation of the terms of
   -------------
Section 2 (i) to the extent that the right to any payment or benefit, taking
---------
into account all other rights, payments or benefits to or for Executive, would cause any payment or benefit to Executive under this Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a
                   --------- -------   ---
Parachute Payment, the aggregate after-tax amounts, received by Executive from the Company under this Agreement, and all other rights, payments or benefits to or for Executive would be less than the maximum after-tax amount that could be received by Executive without

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causing the payment or benefit to be considered a Parachute Payment. In the event that, but for the provisions of this Section 3, Executive would be
                                           ---------
considered to have received a Parachute Payment under this Agreement that would have the effect of decreasing the after-tax amount received by Executive as described in clause (ii) of the preceding sentence, then Executive shall designate the rights, payments or benefits under this Agreement and any benefit arrangements to be reduced or eliminated (in such manner as Executive may determine, in his sole discretion) so as to avoid having the payment or benefit to Executive under this Agreement to be deemed a Parachute Payment.

          4.  Certificates.  Concurrent with the execution of this Agreement,
              ------------
Executive shall surrender his stock certificate representing the Executive Stock to the Company. The Company will mark this certificate "Cancelled," and file the cancelled certificate in the Company's minute book. The Company will then contemporaneously issue a new stock certificate representing the Executive Stock to Executive, which certificate shall contain the following restrictive legend (in addition to any other required legends in respect of (i) the underlying shares having not been registered under federal or state securities laws or (ii) the underlying shares being subject to existing subscription, shareholder or other agreements to which Executive and the Company are a party):

                      THE SECURITIES REPRESENTED BY THIS
                      CERTIFICATE ARE SUBJECT TO THE
                      TRANSFER RESTRICTIONS AND OTHER TERMS
                      OF A RESTRICTED STOCK AGREEMENT DATED
                      EFFECTIVE AS OF SEPTEMBER 15, 1999,
                      AMONG THE COMPANY AND THE HOLDER
                      HEREOF AND MAY NOT BE TRANSFERRED
                      EXCEPT IN ACCORDANCE WITH SUCH
                      AGREEMENT.  A COPY OF SUCH AGREEMENT
                      IS ON FILE AT THE PRINCIPAL OFFICE OF THE
                      COMPANY AND WILL BE FURNISHED UPON
                      REQUEST TO THE HOLDER OF RECORD OF THE
                      SECURITIES REPRESENTED BY THIS
                      CERTIFICATE.

          5.  Effect on Employment Relationship.  As a condition hereto,
              ---------------------------------
Executive acknowledges and agrees that neither the issuance of the Executive Stock nor any provision contained herein shall entitle Executive to remain in the employment of the Company.

          6.  Definitions.
              -----------

          (a) "Family Members" with respect to an individual, means such
               --------------
individual's spouse, parents, siblings, children and grandchildren.

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          (b)  "IPO Date" means the effective date of the Company's initial
                --------
public offering pursuant to an underwritten registration statement on Form S-1 as declared effective by the Securities and Exchange Commission.

          (c)  "Permitted Transfer" means any Transfer of shares of Common Stock
                ------------------
by Executive to (a) Jonathan J. Ledecky and/or Northwood Ventures, LLC and Northwood Capital Partners, LLC, (b) one or more Family Members of Executive or
(c) a trust solely for the benefit of one or more Family Members of Executive; provided that, prior to any such Transfer under (b) or (c), each transferee shall agree in writing, pursuant to a Joinder Agreement or in another form satisfactory to the Company, that such transferee shall receive and hold such Common Stock subject to the provisions of this Agreement. Any transferee receiving Common Stock pursuant to a Permitted Transfer shall be included within the definition of "Executive" for purposes of this Agreement.

          (d)  "Person" means an individual, a partnership, a limited liability
                ------
company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          (e)  "Subsidiary" means any corporation, limited liability company or
                ----------
partnership of which any percentage of the securities (or other equity or ownership interest) having ordinary voting power in electing the board of directors (or board of managers or similar governing body) are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries. The term Subsidiary shall also include any joint venture-type business entity between the Company and any other entity.

          (f)  "Transfer" means any actual or proposed disposition of all or a
                --------
portion of an interest (legal or equitable) by any means, direct or indirect, absolute or conditional, voluntary or involuntary, including, but not limited to, by sale, assignment, put, transfer, pledge, hypothecation, mortgage or other encumbrance, court order, operation of law, distribution, settlement, exchange, waiver, abandonment, gift, alienation, bequest or disposal.

          7.  Notices.  Any notice provided for in this Agreement must be in
              -------
writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

          If to the Company:

               E2Enet, Inc.
               800 Connecticut Avenue, N.W.
               Suite 1111
               Washington, DC 20006
               Attention:  President
               Tel:    (202) 261-6000
               Fax:    (202) 261-6020

          with a copy to:

               Hogan & Hartson L.L.P.
               555 13th Street, N.W.
               Washington, D.C.  20004
               Attention:  J. Hovey Kemp
               Tel:    (202) 637-5600
               Fax:    (202) 637-5910

          If to the Executive:

               Robert J. Smith
               8621 Redwood Drive
               Vienna, VA 22180
               Tel:    (703) 204-3688

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          8.  Severability.  Whenever possible, each provision of this Agreement
              ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          9.  Complete Agreement.  This Agreement, together with those documents
              ------------------
expressly referred to herein embody the complete agreement and understanding between the parties and supersede and preempt any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

          10.  Counterparts; Facsimile Transmission.  This Agreement may be
               ------------------------------------
executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement, and transmitted to the other party by facsimile transmission as evidence of such party's intention to be bound hereby, with originals to be exchanged in due course.

          11.  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by Executive and the Company and their respective successors and assigns.

          12.  Choice of Law.  All questions concerning the construction,
               -------------
validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          13.  Remedies.  Each of the parties to this Agreement will be entitled
               --------
to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          14.  Amendment and Waiver.  The provisions of this Agreement may be
               --------------------
amended and waived only with the prior written consent of the Company and the Executive.

          15.  Business Days.  If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's principal place of business is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          16.  Termination.  This Agreement shall survive a termination of
               -----------
Executive's employment and shall remain in full force and effect after such separation until any terms contained in any specific provision of this Agreement expires as therein provided.

          17.  Dispute Resolution.  Any controversy, claim or dispute arising
               ------------------
out of or relating to this Agreement or the breach thereof shall be settled by arbitration with three arbitrators. The arbitration will be administered by the American Arbitration Association in accordance with its applicable arbitration rules. The arbitration proceeding shall be confidential, and judgment on the

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award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration shall take place in the Washington, D.C. metropolitan area, or in any other mutually agreeable location. In the event any judicial action is necessary to enforce the arbitration provisions of this Agreement, sole jurisdiction shall be in Washington, D.C. Any request for interim injunctive relief or other provisional remedies or opposition thereto shall not be deemed to be a waiver of the right or obligation to arbitrate hereunder. Subject to the terms of this Section 17, the parties waive the right
                                         ----------
to a jury trial with respect to any controversy or claim between the parties hereto arising out of or relating to this Agreement.

        18. Third-Party Beneficiaries. Each party hereto intends that this
        ---  -------------------------
Agreement shall not benefit nor confer any rights or remedies on any Person other than the parties hereto and their respective heirs, successors and legal representatives, provided, however, that each of the Company's Subsidiaries are intended beneficiaries of Executive's applicable covenants and undertakings made hereunder.

                            [EXECUTION PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Agreement on the date first written above.



                              E2ENET, INC.:


                              By:  /s/ Steven J. Quamme
                                  --------------------------------------
                                   Name:  Steven J. Quamme
                                   Its:   Chief Financial Officer, Senior
                                          Vice President and Secretary


                              EXECUTIVE:


                              By:  /s/ Robert J. Smith
                                  --------------------------------------
                                   Robert J. Smith









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